                                        Exhibit 10.9.2

AMENDMENT TWO TO UNDERGROUND COAL SALES AGREEMENT

THIS AMENDMENT TWO TO UNDERGROUND COAL SALES AGREEMENT ("Amendment Two"), by and between SAN JUAN COAL COMPANY, a Delaware corporation (referred to herein as "SJCC") and PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, and TUCSON ELECTRIC POWER COMPANY, an Arizona corporation (collectively referred to herein as the "Utilities") (with SJCC and Utilities herein sometimes collectively referred to as "Parties"), amends that certain Underground Coal Sales Agreement dated August 31, 2001 as amended (the "UG-CSA") between SJCC and the Utilities.

RECITALS

WHEREAS, the parties wish to correct inadvertent errors and omissions that have been identified by the Parties in Exhibit "A" of the UG-CSA; and

WHEREAS, SJCC and the Utilities wish to add the State of New Mexico Coal Lease HC-0004 defined herein to the Coal Leases;

NOW THEREFORE, in consideration of the terms, covenants and agreements contained in this Amendment Two and for other good and valuable consideration, the Utilities jointly and severally agree with SJCC as follows:

AGREEMENT

1.                  The UG-CSA is corrected by adding the following coal lease descriptions to Exhibit "A" Coal Leases:

MC 0087 - State of New Mexico Coal Lease

Township 30 North, Range 14 West, NMPM, approx. 650.80 acres

Section 32:   Lots 1 (43.27), 2 (42.89)
                    3(42.51), 4 (42.13), N½,
                    N½S½

MC 0088 - State of New Mexico Coal Lease

Township 30 North, Range 15 West, NMPM, approx. 649.20 acres
Section 36:   Lots 1 (40.57), 2 (41.73)
                    3(42.87), 4 (44.03), N½,
                    N½S½

2.                  New Mexico State Coal Lease HC-0004 ("NM HC-0004") is hereby added to the Coal Leases.      Specifically, the UG-CSA is amended by adding the following coal lease descriptions to Exhibit "A" "Coal Leases":

HC 0004 - State of New Mexico Coal Lease

Township 29 North, Range 15 West, NMPM, approx. 278.28 acres
Section 2:     Lots 1, 2, 3, 4, S1/2NE1/4, SE1/4NW1/4
The attached map will replace the current map in Exhibit A.

3.         The UG-CSA is amended by inserting the following language at the end of the paragraph in Section A of Exhibit "F" Operating Costs.

and the lease acquisition costs for NM HC-0004.  Recovery of the NM HC-0004 lease acquisition costs and other costs incurred in acquiring, developing assessing, or otherwise preparing for delivery of coal from NM HC-0004 shall be pursuant to the UG-CSA and contingent on delivery of coal to Utilities from NM HC-0004.

4.         All other provisions of the UG-CSA not specifically amended by this Amendment Two remain in full force and effect.  Except as otherwise stated, the terms of this Agreement shall be effective upon execution by all Parties.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed on their behalf by their respective officers, thereunto duly authorized.

Public Service Company of New Mexico

By:                   /s/ Hugh W. Smith

Name:              Hugh W. Smith

Title:     Senior VP, Energy Resources                                       Date:    09/13/04

Tucson Electric Power Company

By:                   /s/ Michael J. DeConcini

Name:              Michael J. DeConcini

Title:     Senior Vice President, Energy Resources                      Date:    09/15/04

San Juan Coal Company

By:                   /s/ Evan Y. Jones

Name:              Evan Y. Jones

Title:                 VP SJCC                                                         Date:    08/25/04